UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2026

Central Pacific Financial Corp.
(Exact name of registrant as specified in its charter)

Hawaii	001-31567	99-0212597
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

220 South King Street, Honolulu, Hawaii
(Address of principal executive office)

96813
(Zip Code)

(808) 544-0500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, No Par Value	CPF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

On November 10, 2026, Central Pacific Financial Corp. (the "Company") delivered to its directors and executive officers (collectively, the "Covered Persons") a notice (the "Blackout Period Notice") pursuant to Rule 104(b)(2)(i) of Regulation BTR adopted by the Securities and Exchange Commission, informing the Covered Persons of upcoming restrictions on transactions involving the Company's common stock due to a planned blackout period relating to the Central Pacific Bank 401(k) Retirement Savings Plan (003) (the “Plan”).

The blackout period under the Plan is being imposed in connection with the removal of the Central Pacific Financial Corp Stock Fund (the "CPF Stock Fund") as an investment option under the Plan and the liquidation and transfer of participant investments held in such fund. Under the transition, participant balances invested in the CPF Stock Fund will be liquidated and transferred to the applicable Vanguard Target Retirement Fund unless participants elect a different investment option prior to the applicable deadline.

The blackout period is expected to begin at 4:00 p.m. Eastern Time on December 18, 2026, and is expected to end at 4:00 p.m. Eastern Time on December 24, 2026. During the blackout period, participants in the Plan will be unable to direct or diversify investments held in the CPF Stock Fund or otherwise execute transactions involving the CPF Stock Fund or proceeds from liquidation of the assets in the CPF Stock Fund. The Company will advise Covered Persons if the blackout period ends earlier or later than currently anticipated.

While the blackout period is in effect, the Covered Persons (and their immediate family members sharing the same household) will be prohibited from directly or indirectly purchasing, selling, or otherwise acquiring or transferring any equity securities or derivative securities of the Company, subject to certain exemptions under Regulation BTR. These restrictions apply regardless of whether the Covered Person participates in the Plan.

Inquiries regarding the blackout period may be directed to Glenn Ching, Executive Vice President and Chief Legal Officer of the Company, by telephone at 808-544-0500 or in writing at c/o Central Pacific Bank, 220 South King Street, 22nd Floor, Honolulu, Hawaii 96813.

A copy of the Blackout Period Notice delivered to directors and executive officers is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits

Exhibit No.
99.1	Notice of Blackout Period to Directors and Executive Officers of Central Pacific Financial Corp. dated November 10, 2026
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Pacific Financial Corp.
(Registrant)

Date:	November 10, 2026	By:	/s/ Glenn K.C. Ching
Glenn K.C. Ching
Executive Vice President, Chief Legal Officer and
Corporate Secretary